SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                            -----------------------

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported)  February 27, 1997
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                  LABORATORY CORPORATION OF AMERICA HOLDINGS
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            (Exact name of registrant as specified in its charter)


          DELAWARE                1-11353               13-3757370
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       (State or other        (Commission File         (IRS Employer
       Jurisdiction of            Number)           Identification No.)
       Incorporation)


            358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA 27215
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         (Address of principal executive offices)        (Zip Code)

       Registrant's telephone number, including area code  910-229-1127
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ITEM 5.  OTHER EVENTS

      On February 27, 1997, Laboratory Corporation of America Holdings (the "Company") filed a registration statement relating to the rights offering of 10,000,000 shares of convertible preferred stock with an aggregate purchase price of $500 million in two series.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)   Exhibits

      20 Registration Statement of the Company filed on Form S-3 dated February 27, 1997.

      20.1 Press Release of the Company dated February 27, 1997.



                                  SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                  LABORATORY CORPORATION OF AMERICA HOLDINGS
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                                 (Registrant)


                              By: /s/Wesley R. Elingburg
                                  ----------------------
                                  Wesley R. Elingburg
                                  Executive Vice President, General Counsel and Secretary


Date:   February 27, 1997